Exhibit 99



June 30, 2002


First National Data Bank
c/o Be Safe Services
1517 East 7th Ave.
Suite F
Tampa, FL  33605-2204


To Whom It May Concern:

I hereby resign as an employee, Officer and Director from First National Data Bank, Inc. and Be Safe Services, effective immediately.


Yours truly,

/s/ Barry L. Shevlin

Barry L. Shevlin